PHAEACIAN ACCENT INTERNATIONAL VALUE FUND
A SERIES OF DATUM ONE SERIES TRUST
Supplement dated January 24, 2022
to the Prospectus and Statement of Additional Information
dated July 29, 2021
Effective immediately, Gregory A. Herr is added as Portfolio Manager of the Phaeacian Accent International Value Fund (the “Fund”). The following changes are being made to the Prospectus and Statement of Additional Information (“SAI”) of the Fund.
All references to “Portfolio Manager” in the Prospectus and SAI are replaced with “Portfolio Managers”, except where referring to either Gregory A. Herr or Pierre O. Py individually.
The “Key Person Risk” provided on page 9 under the “Principal Risks” section is deleted in its entirety and replaced with the following:
Key Person Risk. The Fund is heavily dependent upon either Messrs. Gregory A. Herr or Pierre O. Py for its operation and for the execution of its investment strategy. The Fund would likely find it more difficult to execute its investment strategy and to continue its operation in the event both Gregory A. Herr and Pierre O. Py were no longer involved in the management of the Fund.
The information identifying the Fund’s Portfolio Managers on page 10 of the Prospectus is deleted in its entirety and replaced with the following:
Portfolio Managers
Gregory A. Herr and Pierre O. Py, each of whom is a Managing Partner of the Adviser, are each primarily responsible for the day‑to‑day management of the Fund’s portfolio. Mr. Py has served as Portfolio Manager of the International Predecessor Fund since the International Predecessor Fund’s inception in 2011 and since the inception of Phaeacian Partners. Mr. Herr has served as Portfolio Manager of the Fund since January 2022.
The biographical information of the Fund’s Portfolio Managers on page 22 of the Prospectus is deleted in its entirety and replaced with the following:
Portfolio Managers
Phaeacian Accent International Value Fund and Phaeacian Global Value Fund
Gregory A. Herr
Mr. Herr co‑founded the Adviser in 2020. He was a Managing Director of the adviser to the Predecessor Funds, First Pacific Advisors, LP (“FPA”), from 2013-2020. Mr. Herr previously served as Vice President and Portfolio Manager of Source Capital, Inc. from 2013 to August 2015, Vice President and Portfolio Manager of FPA Perennial Fund, Inc. (now known as FPA U.S. Value Fund, Inc.) from 2013 to August 2015 and Vice President of FPA from 2007 to 2013. Mr. Herr serves as Vice President and Portfolio Manager of Phaeacian Global Value Fund (“Global Value Fund”), a series of the Trust, and served in the same role to the predecessor to the Fund since 2011. Mr. Herr also serves as Vice President and Portfolio Manager of Phaeacian Accent International Value Fund (“Accent International Value Fund”), a series of the Trust, since January 2022.

Pierre O. Py
Mr. Py co‑founded the Adviser in 2020. He was a Managing Director of the adviser to the predecessor to the Fund, FPA, from 2013-2020. Mr. Py previously served as Vice President of FPA from 2011 to 2013, President and Chief Investment Officer of the predecessor to the Fund from 2013 to February 2015 and as a senior international investment analyst at Harris Associates from 2005 to 2010. Mr. Py serves as Vice President and Portfolio Manager of Phaeacian Accent International Value Fund (“Accent International Value Fund”), a series of the Trust, and Vice President and Portfolio Manager of Phaeacian Global Value Fund (“Global Value Fund”), a series of the Trust, and served in those same roles to the predecessors to the Funds since 2011, respectively.
The “Key Person Risk” provided on page 17 under the “Additional Information About The Funds’ Principal Risks” section is deleted in its entirety and replaced with the following:
Key Person Risk. The Funds are heavily dependent upon either Messrs. Gregory A. Herr or Pierre O. Py for their operation and for the execution of their respective investment strategy. A Fund would likely find it more difficult to execute its investment strategy and to continue its operation in the event both Gregory A. Herr and Pierre O. Py were no longer involved in the management of the Funds.
This Supplement and the Prospectus should be retained for future reference.